UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (earliest event reported): April 30, 1998





                     TELESERVICES INTERNATIONAL GROUP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Florida                     33-11059-A                  59-2773602
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)            Identification No.)



100 Second Avenue South, Suite 1000, St. Petersburg, Florida             33701
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:       (727) 895-4410
                                                   -----------------------------


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   (Former name or former  address,  if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

         Acquisition of Assets - On May 14, 1998, the Registrant filed a current report on Form 8-K reporting that the Registrant, through a subsidiary corporation, Compact Connection, Inc., a Delaware corporation, ("CCI"), pursuant to an Asset Purchase Agreement dated April 23, 1998, and Addendum dated April 24, 1998, acquired substantially all of the assets of Compact Connection, Inc. (now known as DP Enterprises, Inc.), an unaffiliated Nevada corporation ("Seller"). The transaction was intended to become effective at the close of business on April 30, 1998. The Asset Purchase Agreement provided that if the Seller were unable to provide audited financial statements, the Registrant would be entitled to terminate and unwind the transaction by way of rescission.

         The Registrant's subsidiary, CCI, also entered into an Employment Agreement dated April 23, 1998 with the Seller's sole shareholder, Darrell W. Piercy, which would become effective upon closing of the acquisition.

         On July 13, 1998, the Registrant filed a current report on Form 8-K/A-1 reporting that the parties entered into an Asset Purchase Modification and License Agreement dated July 9, 1998, which provided in part that the assets of Seller would not be formally acquired by the Registrant, through CCI, until after the audited financial statements were completed and deemed acceptable to the Registrant.

         On November 20, 1998, the parties entered into a Management Agreement which provided that the Registrant's subsidiary, CCI, would manage the operations of Seller pending completion of the audit and closing of the asset purchase transaction.

         Because  the  Seller  was  not  able  to  provided  audited   financial
statements, on February 2, 1999, the parties entered into a Termination Agreement which provided that each of the agreements described above would be terminated, unwound to the fullest extent possible, and deemed void.

         The Registrant's subsidiary, CCI, changed its name to "The MusicCard Co." and is in the process of further changing its name to "My MusicCard Company". Through this subsidiary, the Registrant intends to continue to pursue its business plans in connection with the marketing, distribution and sale of pre-recorded music and related products.

         Attached as an exhibit hereto is a copy of the Termination Agreement among the parties dated February 2, 1999.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.  Not applicable.

         (b)      Pro Forma Financial Information.  Not applicable.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.                Description

              2.7 Termination Agreement dated February 2, 1999 regarding termination of previous agreements relating to proposed acquisition of assets of Compact Connection, Inc. (Filed herewith).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TELESERVICES INTERNATIONAL GROUP INC.



                                   By:  /s/ Robert P. Gordon
                                        --------------------------
                                        Robert P. Gordon, Chairman

Date:  February 16, 1999

                                  EXHIBIT INDEX




         Exhibit No.                Description

              2.7 Termination Agreement dated February 2, 1999 regarding termination of previous agreements relating to proposed acquisition of assets of Compact Connection, Inc. (Filed herewith).